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                                                                     Exhibit 4.4

      [Form of common stock certificate of ICN Pharmaceuticals, Inc.]

COMMON STOCK                                      COMMON STOCK
PAR VALUE $0.01                                   PAR VALUE $0.01
NUMBER                                            SHARES

                         ICN PHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS OF THE            THIS CERTIFICATE IS
STATE OF                                      TRANSFERABLE IN DELAWARE
NEW YORK, NY

THIS CERTIFIES that                           CUSIP 448924 10 0

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF ICN
Pharmaceuticals, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:

ICN Pharmaceuticals, Inc.
CORPORATE
SEAL                                    CHAIRMAN
DELAWARE

                                        SECRETARY
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER AND TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

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 [Form of reverse of common stock certificate of ICN Pharmaceuticals, Inc.]
                         ICN PHARMACEUTICALS, INC.

          The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

          This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between ICN Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, as Rights Agent, dated as of November 2, 1994 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of ICN Pharmaceuticals, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. ICN Pharmaceuticals, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in      UNIF GIFT MIN ACT --         Custodian
              common                               -------           ------
TEN ENT -- as tenants by                           (Cust)           (Minor)
              the entireties                       under Uniform Gifts to Minors
                                                   Act
                                                       ------------------
                                                            (State)
JT TEN -- as joint tenants with right of survivorship
              and not as tenants in common

          Additional abbreviations may also be used though not in the above list.

          For value received,                       hereby sell, assign and
transfer unto                 ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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                       (NAME AND ADDRESS OF ASSIGNEE)

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shares                    of the capital stock represented by the within
Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
         PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
         WHATEVER.

SIGNATURE(S) GUARANTEED:

By
   -----------------------------------------------------
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
   MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.